Exhibit 10.4

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 16

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 16 (SA-16) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing agree to [****] the [****] for certain undelivered 2018 787-8 [****] Aircraft [****];
WHEREAS, Customer and Boeing agree to [****] ([****]) undelivered 2018 787-8 [****] Aircraft [****] to [****] ([****]) and [****] for the [****];
WHEREAS, Customer and Boeing agree to [****] to 787 aircraft; and
WHEREAS, Customer and Boeing agree to [****] the [****] of the [****] ([****]) undelivered 2018 787-9[****] Aircraft [****] in [****] ;
PA 3219 SA-16        Page 1
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.Table of Contents.

The Table of Contents referencing SA-15 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-16 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.

2.1.Table 5R1. Table 5 entitled “787-9 [****], Aircraft Delivery, Description, Price and Advance Payments” referencing SA-11 in the footer is deleted in its entirety and is replaced with the similarly titled Table 5R1 (attached hereto) referencing SA-16 in the footer. Table 5R1 is hereby incorporated into the Purchase Agreement in replacement of Table 5.
2.2.Table 6R2. Table 6R1 entitled “787-8 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-12 in the footer is deleted in its entirety and is replaced with the similarly titled Table 6R2 (attached hereto) referencing SA-16 in the footer. Table 6R2 is hereby incorporated into the Purchase Agreement in replacement of Table 6R1.
2.2    Table 7. Table 7 entitled “[****] 787-9 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” (Table 7) is hereby incorporated into the Purchase Agreement.
3.Letter Agreements.
3.1.Letter Agreement AAL-PA-3219-2101557 entitled “[****]” is hereby incorporated into the Purchase Agreement.
3.2.Letter Agreement AAL-LA-2100530, entitled “[****]”, executed on March 9, 2021, is hereby incorporated into the Purchase Agreement.
4.[****].
Upon execution of this SA-16, Boeing shall [****] to Customer the [****] (the [****]). Such [****] ([****]).
5.Effect on Purchase Agreement.
5.1.Table 5 Reference Clarifications.
PA 3219 SA-16        Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.1.1.The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 5” is now deemed to refer to “Table 5(R1)”. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”
Section 1 (definition of “[****]”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Sections 4a2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[****]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Section 1.3.1.1 of Letter Agreement AAL-1604503 entitled “[****]”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

5.2.Table 6 Reference Clarifications.
5.2.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 6(R1)” is now deemed to refer to “Table 6(R2)”. Specifically, the locations of such references are (but may not be limited to) as follows:
PA 3219 SA-16        Page 3
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1 (definition of “[****]”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Section 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1.1 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
The 2nd paragraph of Letter Agreement AAL-PA-3219-LA-201170 entitled “[****]”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE2

5.3.Table 7 Reference Clarifications.
5.3.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement now include Table 7. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
PA 3219 SA-16        Page 4
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]” ([****])
Section 1 (definition of “[****]”) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Sections 4a.2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[****]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

5.4.The reference in Section 4.1.1 of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” to “Letter Agreement Nos. AAL-PA-3219-LA-08837 and AAL-PA-3219-LA-08838” is now deemed to be the following: “Letter Agreement Nos. AAL-PA-3219-LA-08837R1, AAL-PA-3219-LA-08838 and AAL-PA-3219-LA-2001170.”

5.5    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.
PA 3219 SA-16        Page 5
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

AGREED AND ACCEPTED

May 21, 2021
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Treasurer
Title	Title

PA 3219 SA-16        Page 6
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX [****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R1) 6(R2) 7	2018 787-9 [****] Aircraft Information Table – GENX 2018 787-8 [****] Aircraft Information Table-GENX 2018 787-9 [****] Aircraft Information Table – GENX	SA-16 SA-16 SA-16
EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1.~~	[****]WITHDRAWN	SA-2
EE2.	[****]	SA-4
SLP1.	Service Life Policy Components
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11

P.A. No. 3219     SA-16
Table of Contents     Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

TABLE OF CONTENTS, continued

	Attachment D – Form of Purchase Agreement Supplement	SA-11
Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement		SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****]WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	[****]	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	[****]	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219_LA-1804779	[****]	SA-11
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492 AAL-PA-3219-LA-2001170 AAL-PA-3219-2101557 AAL-LA-2100530	Open Configuration Matters [****] [****] [****]	SA-11 SA-15 SA-16 SA-16

P.A. No. 3219     SA-16
Table of Contents     Page 3
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Schedule	SA-11

P.A. No. 3219     SA-16
Table of Contents     Page 4
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 5R1 To
Purchase Agreement No. PA-03219
787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]		[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE) In-Flight Ent:		$[****]	Base Year Index (ECI):		[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):		[****]
Deposit per Aircraft:		$[****]

Nominal Delivery Month*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03219 108759-1F.txt    Boeing Proprietary     SA-16, Table 5(R1)
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 5

Table 5R1 To
Purchase Agreement No. PA-03219
787-9 [****] Aircraft Delivery, Description, Price and Advance Payments

[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

Total    25

Note: [****]
[****]
[****]
Note: [****]
AAL-PA-03219 108759-1F.txt    Boeing Proprietary    SA-16, Table 5(R1)
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 6

Table 6R2 To
Purchase Agreement No. PA-03219
787-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	GENX-1B70	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]		[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)//:		$[****]	Base Year Index (ECI):		[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):		[****]
Deposit per Aircraft:		$[****]

[****] Scheduled Delivery Month	[****] Scheduled Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****] [****]	[****] [****]	[****] [****]	Total [****]
[****]-2020		1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020		1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020		1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03219 113460-1F.txt    Boeing Proprietary    SA-16, Table 6R1
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 7

Table 6R2 To
Purchase Agreement No. PA-03219
787-8 [****] Aircraft Delivery, Description, Price and Advance Payments

[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2022	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2022	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]-2022	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

Total    17

AAL-PA-03219 113460-1F.txt    Boeing Proprietary    SA-16, Table 6R1
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]    Page 8

Table 7 To
Purchase Agreement No. PA-03219
[****] 787-9 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	GENX-1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]		[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[****]	Base Year Index (ECI):		[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):		[****]
Deposit per Aircraft:		$[****]

Nominal Delivery Month*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total    5
AAL-PA-03219 108759-1F.txt    Boeing Proprietary    SA-16, Table 7
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-2101557
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

References:    (a)    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (collectively, the Aircraft); and

(b) Aircraft General Terms Agreement No. AGTA-AAL (AGTA) between Boeing and Customer dated as of October 31, 1997.
This agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
As of the date of this Letter Agreement, Customer has [****] ([****]) 2018 787-9 Exercised Aircraft as [****] of the Purchase Agreement (Undelivered 2018 787-9 [****] Aircraft), [****] ([****]) [****] 2018 787-9 [****] Aircraft [****] ([****] 2018 787-9 [****] Aircraft) and [****] ([****]) [****] 2018 787-8 Exercised Aircraft under the Purchase Agreement.
Boeing and Customer agree as follows:
1. 787-8 [****] Aircraft.
1.1 [****] Undelivered 2018 787-8 [****] Aircraft.
1.1.1    Boeing and Customer acknowledge that the [****] of [****] ([****]) [****] 2018 787-8 [****] Aircraft and [****] ([****]) [****] 2018 787-8 [****] Aircraft ([****] 2018 787-8 [****] Aircraft) were [****] as set forth in Attachment A and [****].
1.1.2    Boeing and Customer agree that the [****] 2018 787-8 [****] Aircraft [****].
2.    [****] 2018 787-8 Aircraft to [****].

2.1    Customer and Boeing agree that the [****] Aircraft set forth in Attachment B [****] from [****] aircraft [****] with the [****] as set forth in Attachment B [****]. The
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[****] will have the same [****] as the [****] 2018 787-9 [****] Aircraft, and [****] to its applicable Scheduled Delivery Month [****] in accordance with the Purchase Agreement.

2.2     For avoidance of doubt, the [****] for the [****] includes [****] of Letter Agreement No. 6-1162-TRW-0674R4 to the Purchase Agreement entitled Business Considerations (Business Considerations LA) [****], and the [****] described in Section 2.2.1 below. The parties hereby confirm that [****] with Supplemental Agreement No. 5 and Supplemental Agreement No. 11, for the [****]. Such [****] in accordance with the Purchase Agreement.

        2.2.1     Boeing and Customer agree that Boeing will provide to Customer a [****] ([****]) in the [****] of [****] ([****]). The [****] is [****] and shall be[****] is [****] by Boeing in [****] of the Supplemental Exhibit AE1-[****] as such provisions have been applied to the [****]. Except as provided in Section 2.2.1.1, below, the [****] shall be [****] by Boeing to Customer at the [****] of the [****]. The [****], in whole or in part, [****], and/or [****]. The [****] is in addition to the [****] of the Business Considerations LA.

2.2.1.1    If either [****] the Purchase Agreement as to the [****] Aircraft as and [****] under a [****] (as defined in Section 7.3 of the Business Considerations LA), such [****] Aircraft will be [****], and shall be [****] of determining [****] Aircraft [****].

2.2.1.2    If a [****] 2018 787-9 [****] Aircraft is [****] in accordance with a [****], the [****] 2018 787-9 [****] Aircraft [****] 2018 787-9 [****] Aircraft [****] in accordance with a [****].

2.2.1.3    If the [****].
3.Other [****].
3.1    [****].
3.1.1    [****], Boeing [****] Customer, [****], a [****] 787-9 aircraft [****] as [****] Purchase Agreement ([****] 787-9 Aircraft). Customer [****] for (i) [****] and (ii) [****] the [****] 787-9 Aircraft.

3.1.2.    [****] Customer [****] Boeing [****] ([****]) [****] Undelivered 2018 787-9 [****] Aircraft, the [****] 2018 787-9 [****] Aircraft, and [****] 787-9 Aircraft [****] (or [****]) [****] this Agreement, Boeing [****] Undelivered 2018 787-9 [****] Aircraft, [****] 2018 787-9 [****] Aircraft, or [****] 787-9 Aircraft [****] (or [****]) [****] of this Agreement. In the event that [****] Undelivered 2018 787-9 [****] Aircraft, a [****] 2018 787-9 [****] Aircraft, and[****] 787-9 Aircraft [****] (or [****]), [****], except Customer [****].

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3.1.3    Within [****] ([****]) days [****] Customer, Boeing [****] Customer, [****], [****] 787-9 Aircraft [****]. Customer [****] for (i) [****] and (ii) [****] 787-9 Aircraft.
3.2     [****]. The parties acknowledge that [****] to that [****] by and between Boeing and Customer (as amended by that certain Letter Agreement No. AAL-LA-2002714 entitled [****] for 737 Max [****]), Boeing [****] Customer [****]. Boeing [****] Customer, [****], [****].

3.3    [****]. As [****] to Section 1.3.1.3 of Letter Agreement AAL-PA-3219-LA-1604503 entitled [****], the parties agree as follows:

3.3.1    [****]. Boeing [****] Customer, [****], a [****] of twenty-two (22) 787-9 Aircraft [****].

3.3.2    [****]. [****] 787-9 Aircraft [****] Boeing under the Purchase Agreement [****] ([****]) will be [****].

3.3.3    [****]. If, [****], [****] of the 787-9 Aircraft [****] by Boeing to Customer under the Purchase Agreement, then [****] Boeing, Boeing [****] Customer, [****], [****] 787-9 Aircraft.

3.3.4    [****]. If [****], [****]l 787-9 aircraft is [****] Agreement ([****]), then [****] 787-9 Aircraft, Boeing [****] Customer [****], [****]. Such [****] by Customer to Boeing [****]. [****] Customer [****] Aircraft or [****] Aircraft, Customer [****] pursuant to Section 3.3.3 above.
4.     Miscellaneous.
4.1    [****] in regards to [****] 2018 787-9 [****] Aircraft.

4.1.1    Boeing will [****] 2018 787-8 [****] Aircraft and [****] by Customer for the [****] 2018 787-8 [****] Aircraft. The parties agree that[****], Customer [****] on the [****] 2018 787-8 [****] Aircraft that [****] of this Agreement.
            4.1.2     Boeing [****] 2018 787-8 [****] Aircraft that are being [****] to [****] 2018 787-9 [****] Aircraft (the [****]). The [****] ([****]). Boeing [****] ([****]) [****] ([****] ([****]) [****] as defined in Section 1.4.1 of Letter Agreement No. 6-1162-CLO-1047R4 entitled [****]) that are [****] 2018 787-9 [****] Aircraft [****] 2018 787-9 [****] Aircraft. Boeing [****] 787-9 Aircraft ([****], the Undelivered 2018 787-9 [****] Aircraft and the [****] 2018 787-9 [****] Aircraft) [****] the terms of the Purchase Agreement are applicable.

5.    [****] 2018 787-9 [****] Aircraft [****].

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    5.1    Customer has [****] ([****]) for the Undelivered 2018 787-8 [****] Aircraft ([****]) in which [****] ([****]) [****] ([****]) and [****]. [****], [****] the [****] 2018 787-9 [****] Aircraft into the [****].

5.2    Section 9.2 of Supplemental Agreement No. 11 (SA-11) (as such Section 9.2 was amended by Supplemental Agreement No. 14) is hereby deleted in its entirety and replaced with the following:

“9.2    Customer and Boeing will [****]:

9.2.1     the [****] for any [****] Aircraft [****] Customer of the applicable [****];

9.2.2    Boeing, [****] for the [****] for such [****] Aircraft; or

9.2.3    Boeing [****] 2018 787-9 [****] Aircraft [****] (as defined in Section 5.3 of Letter Agreement AAL-LA-2100511) [****] 2018 787-9 [****] Aircraft.

In the event of a [****], Boeing agrees to [****] of the applicable [****] Aircraft for the [****]. Customer shall not be [****] the applicable [****] Aircraft during such [****] and, if required, [****] to Customer the [****] 2018 787-9 [****] Aircraft [****] for the applicable [****] Aircraft, [****] Aircraft may otherwise be [****] during such [****]. For the avoidance of doubt, the [****] as defined in Section 1.13 of the Misc. Commitments LA, the [****] is otherwise subject to the terms and conditions of the AGTA and the Purchase Agreement.

If prior to the [****], Boeing and Customer are [****], Customer may, within [****] following the [****], and [****], either (i) [****] the applicable [****] Aircraft for which the [****], or (ii) [****] the Purchase Agreement [****] to (A) the applicable [****] Aircraft for which the [****], or (B) any [****] Aircraft, including the applicable [****] Aircraft for which the [****], without [****] Aircraft [****] by Customer [****] clause (ii) of this paragraph. If Customer [****] the Purchase Agreement as to [****] Aircraft under this Section 9.2, Boeing shall (x) [****] Aircraft with [****] from Customer to Boeing of the [****] to Customer by Boeing pursuant to this Section 9.2, (y) [****] from Customer all [****] related to the [****] Aircraft at the [****], by Customer, and (z) [****] Customer for all [****] of such [****] Aircraft, including, but not limited to, all [****] Aircraft that have been [****] with this Section 9.2 but are not yet [****].”
5.3 At the [****] of each [****] 2018 787-9 [****] Aircraft, for which [****] (as defined in Section 9 of SA-11), Boeing will [****] Customer a [****] ([****]) [****]. The [****] from Boeing to Customer pursuant Section 2.2.1 above.
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6.Assignment.
Notwithstanding any other provision of the Purchase Agreement except for the AGTA Assignment Provisions (as defined in Section 1 of Letter Agreement AAl-LA-1106678 entitled “Assignment Matter”), the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidential Treatment.
Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality.
The rest of this page is left intentionally blank.
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EXECUTED as of May 21, 2021

THE BOEING COMPANY    AMERICAN AIRLINES, INC.

By: The Boeing Company        By: American Airlines, Inc.

Name: The Boeing Company        Name: American Airlines, Inc.

Title: Attorney-In-Fact        Title: VP, Treasurer
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Attachment A
to
AAL-PA-3219-LA-2101557

[****] Undelivered 2018 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]
[****]-2020	[****]*
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]

* [****]. For this aircraft, [****]-2021. The parties also agreed that for the avoidance of doubt, [****]-2021.
    SA-16
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Attachment B
to
AAL-PA-3219-LA-2101557

[****] 2018 787-9[****] Aircraft **
[****]	[****]Scheduled Delivery Month	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
Notes:
** [****]

    SA-16
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